                                                                   EXHIBIT 10.25


                      THIRD AMENDMENT TO FOURTH AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT") dated effective as of December 1, 2000, is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the "COMPANY"), each of the subsidiaries of the Company listed on the signature pages attached to the Fourth Amended and Restated Revolving Credit Agreement (as defined herein) (the "SUBSIDIARIES") and such other subsidiaries of the Company which have become parties to the Fourth Amended and Restated Revolving Credit Agreement by execution of an Addendum (the "ADDENDUM BORROWERS") (the Company, the Subsidiaries and Addendum Borrowers are collectively, the "BORROWERS"), the Lenders listed on the signature pages attached to the Fourth Amended and Restated Revolving Credit Agreement (the "LENDERS"), The Chase Manhattan Bank (as successor by merger to CHASE BANK OF TEXAS, N.A.), as Administrative Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.6 of the Fourth Amended and Restated Revolving Credit Agreement, the "AGENT"), COMERICA BANK, a Michigan banking association, as Floor Plan Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.13 of the Fourth Amended and Restated Revolving Credit Agreement, the "FLOOR PLAN AGENT"), Bank of America, N.A., as Documentation Agent, U.S. Bank National Association, and Bank One Texas, N.A., as Co-Agents.

                                   WITNESSETH:

         WHEREAS, on December 31, 1997, the Borrowers, the Lenders party thereto, the Agent and the Floor Plan Agent entered into the Revolving Credit Agreement (the "INITIAL AGREEMENT"), whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $125,000,000, to be used by the Borrowers for the purposes set forth in Section 9.9 of the Initial Agreement; and

         WHEREAS, on June 19, 1998, the Borrowers, the Lenders party thereto, the Agent and the Floor Plan Agent amended the Initial Agreement and entered into an Amended and Restated Revolving Credit Agreement (hereinafter called the "AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $345,000,000 to be used by the Borrowers for the purposes set forth in
Section 9.9 of the Amended and Restated Agreement; and

         WHEREAS, on November 10, 1998, the Borrowers, the Lenders party thereto, the Agent and the Floor Plan Agent amended the Amended and Restated Agreement and entered into the Second Amended and Restated Revolving Credit Agreement (hereinafter called the "SECOND AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $425,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Second Amended and Restated Agreement; and

         WHEREAS, on May 12, 1999, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Second Amended and Restated Agreement and entered into the Third Amended and Restated Revolving Credit Agreement (hereinafter called the "THIRD AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $500,000,000 to be used by the

Borrowers for the purposes set forth in Section 9.9 of the Third Amended and Restated Agreement; and

         WHEREAS, on October 15, 1999, and effective as of November 1, 1999, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Third Amended and Restated Agreement and entered into the Fourth Amended and Restated Revolving Credit Agreement whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $1,000,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Fourth Amended and Restated Agreement;

         WHEREAS, on March 7, 2000, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Fourth Amended and Restated Revolving Credit Agreement and entered into the Amendment to Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "FIRST AMENDMENT") whereby, upon the terms and conditions therein stated, such Lenders and the Borrowers agreed to amend the "Restricted Payments" provision set forth in
Section 10.13(d) of the Fourth Amended and Restated Revolving Credit Agreement;

         WHEREAS, on May 22, 2000, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Fourth Amended and Restated Revolving Credit Agreement and entered into the Second Amendment to Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "SECOND AMENDMENT") whereby, upon the terms and conditions therein stated, such Lenders and the Borrowers agreed to amend certain provisions of the Fourth Amended and Restated Revolving Credit Agreement (the Fourth Amended and Restated Revolving Credit Agreement as amended by the First Amendment and the Second Amendment is collectively referred to herein as the "FOURTH AMENDED AND RESTATED AGREEMENT");

         WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent mutually desire to amend certain aspects of the Fourth Amended and Restated Agreement as set forth herein; and

         WHEREAS, unless otherwise expressly provided in this Amendment, capitalized terms used in this Amendment shall have the same meanings specified in the Fourth Amended and Restated Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
            CERTAIN DEFINED TERMS, ACCOUNTING TERMS AND CONSTRUCTION

         Section 1.1 Certain Defined Terms. As used in the Fourth Amended and Restated Agreement, the following terms are amended or added thereto, as applicable, and have the following meanings:

         "ACQUISITION LOAN ADVANCE LIMIT" means, as of any Borrowing Date of an Acquisition Loan, for the Company and its Subsidiaries on a consolidated basis, calculated as of the last day of the most recently ended fiscal quarter or year for which financial statements have been delivered under either Section 7.5 or 9.5, an amount equal to the lesser of (a) $198,000,000 minus (i) the amount of the Reserve Commitment and (ii) the amount of the Excess/Payments in Process Commitment; and (b) the sum of (i) the aggregate amount for all Qualifying Subsidiaries of two (2) times the difference between Pro Forma EBITDA of each such Qualifying Subsidiary minus Pro Forma Interest Expense of each such Qualifying Subsidiary plus (ii) the lesser of (y) the aggregate amount for all Qualifying Ford Subsidiaries of two (2) times the difference between Pro Forma EBITDA of each such Qualifying Ford Subsidiary minus Pro Forma Interest Expense of each such Qualifying Ford Subsidiary, or (z) the amount derived under clause (x) of the definition of the Ford Borrower Liability Amount. If the purpose of any Borrowing of an Acquisition Loan is to make a Permitted Acquisition, then the foregoing amounts shall be calculated to give effect to such Permitted Acquisition as if such Acquisition had been consummated on or before the last day of the fiscal quarter immediately preceding such Borrowing Date.

         "EXCESS/PAYMENTS IN PROCESS PORTION" has the meaning specified in
Section 9.12(b)(i).

         "EXCESS/PAYMENTS OVERAGE AMOUNT" has the meaning specified in Section 9.12(b)(ii).

                                   ARTICLE II
                              THE FLOOR PLAN LOANS

         Section 2.1 Interest on Loans. Section 5.2(c) of the Fourth Amended and Restated Agreement is hereby amended to read as follows:

                  Subject to the provisions of Section 5.3, (i) each Eurodollar Loan which is an Acquisition Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the lesser of
                  (1) the LIBO Rate for the Interest Period in effect for such Loan plus the Applicable Margin for Eurodollar Acquisition Loans and (2) the Highest Lawful Rate; and (ii) each Eurodollar Loan which is a Floor Plan Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the lesser of (1) the LIBO Rate for the Interest Period in effect for such Loan plus 1.125% and (2) the Highest Lawful Rate.

                                  ARTICLE III
                              AFFIRMATIVE COVENANTS

         Section 3.1 Audits. Sections 9.12(b) and (c) of the Fourth Amended and Restated Agreement are hereby amended to read in their entirety as follows:

         (b)      Excess/Payments in Process.

                           (i) Notwithstanding the provisions of Article III,
                  other than Section 3.4, a portion of the Acquisition Loan Commitment (the "EXCESS/PAYMENTS IN PROCESS PORTION") in an amount equal to the lesser of (y) Five Million Dollars ($5,000,000) and (z) subject to Section 3.4, the entire remaining unused portion of the Acquisition Loan Commitment, which amount may be increased from time to time as provided in
                  Section 9.12(b) or otherwise in the sole reasonable determination of the Floor Plan Agent, shall be reserved and except for the purposes specified in this Section 9.12(b), shall not be available for funding Acquisition Loans.

                           (ii) If and to the extent audits performed from time
                  to time by the Floor Plan Agent as provided in Section 9.12(a) reveal that any Motor Vehicles of the Floor Plan Borrowers are for any such calendar month Out of Balance by more than the Excess/Payments in Process Portion (the "EXCESS/PAYMENTS OVERAGE AMOUNT"), the Floor Plan Agent shall so notify the Company and (y) the Excess/Payments in Process Portion shall increase by an amount equal to the Excess/Payments Overage Amount; or (z) if the Excess/Payments in Process Portion, plus the Excess/Payments Overage Amount exceeds the Acquisition Loan Advance Limit, the Company shall deposit, or shall cause other Floor Plan Borrowers to deposit, into an account with the Floor Plan Agent, sufficient funds so as to cause the Borrowings with respect to any such Motor Vehicles and/or Floor Plan Loans which are Out of Balance to be in compliance with the Floor Plan Advance Limits. At such time as no Excess/Payments Overage Amount exists, the Excess/Payments in Process Portion shall be reduced to the amount that existed immediately prior to the increase pursuant to the existence of such Excess/Payments Overage Amount.

         (c) Delivery of Audits. Within thirty (30) days after the end of each quarter of each fiscal year of the Company, the Floor Plan Agent shall deliver to the Agent a summary of the audits of Motor Vehicles of each of the Floor Plan Borrowers performed by the Floor Plan Agent during the fiscal quarter just ended, setting forth therein a spread sheet reflecting for all Floor Plan Borrowers all Motor Vehicles Out of Balance at any time during such fiscal quarter each such Motor Vehicle was Out of Balance. The Agent shall promptly deliver a copy of such report to each Lender.

                                   ARTICLE IV
                               NEGATIVE COVENANTS

         Section 4.1 Liens. A new subsection 10.2(h) is hereby added to the Fourth Amended and Restated Agreement as follows:

         (h) Liens securing Indebtedness of any Borrower in connection with the purchase from Ford Motor Company or any of its affiliates or the financing by Ford Motor Credit or any of its affiliates of Motor Vehicles in transit to such Borrower prior to the occurrence of a Draft in respect of any such Motor Vehicles; provided, however, that such Liens shall be limited to the specific Motor Vehicles of a Borrower being so purchased or financed; and provided further that such Liens shall be terminated and discharged, with respect to a Motor Vehicle, upon the occurrence of a Draft with respect thereto;

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations Repeated. The representations and warranties of the Borrowers contained in the Fourth Amended and Restated Agreement and the other Loan Documents and otherwise made in writing by or on behalf of the Borrowers pursuant to the Fourth Amended and Restated Agreement and the other Loan Documents were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted as are not in violation of the Fourth Amended and Restated Agreement, this Amendment or the other Loan Documents or which were limited to an earlier date.

         Section 5.2 Loan Documents. All Loan Documents to which the Borrowers are a party are modified by this Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection herewith.

         Section 5.3 Compliance with Obligations. The Borrowers have performed and complied with all agreements and conditions contained in the Fourth Amended and Restated Agreement and the Loan Documents required to be performed or complied with by the Borrowers prior to or at the time of delivery of this Amendment.

         Section 5.4 Defaults. There exists, and after giving effect to this Amendment will exist, no Default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrowers are a party.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

         Section 6.1 Events of Default. Section 11.1(n) of the Fourth Amended and Restated Agreement is hereby amended to read in its entirety as follows:

         (n) An audit performed by the Floor Plan Agent pursuant to the provisions of Section 9.12(a) reveals that (i) Motor Vehicles have, for a period of thirty (30) consecutive days been Out of Balance in an amount greater than the Excess/Payments Overage Amount or (ii) the Excess/Payments in Process Portion, plus the Excess/Payments Overage Amount exceeds the Acquisition Loan Advance Limit; and neither the Company nor any of the Floor Plan Borrowers has delivered sufficient funds to an account with the Floor Plan Agent as required pursuant to
                  Section 9.12(b)(ii).

                                  ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Schedule I. Schedule I to the Fourth Amended and Restated Agreement is hereby deleted in its entirety and replaced with the Schedule I attached hereto and incorporated herein by reference.

         Section 7.2 Extent of Amendments. Except as otherwise expressly provided herein, the Fourth Amended and Restated Agreement, the Loan Documents, the Notes and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Fourth Amended and Restated Agreement are herein ratified and confirmed and shall remain in full force and effect.

         Section 7.3 References. On and after the date on which this Amendment becomes effective, the terms, "THIS AGREEMENT," "HEREOF," "HEREIN," "HEREUNDER" and terms of like import, when used herein or in the Fourth Amended and Restated Agreement shall, except where the context otherwise requires, refer to the Fourth Amended and Restated Agreement, as amended by this Amendment.

         Section 7.4 Counterparts. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.5 Governing Law; Jurisdiction. This Amendment, the Agreement, the Notes, the other Loan Documents and all other documents executed in connection herewith, shall be deemed to be contracts and agreements executed by the Borrowers, the Agent, the Floor Plan Agent and the Lenders under the laws of the State of Texas and of the United States of America and for all purposes shall be governed by, and construed and interpreted in accordance with, the laws of said state and of the United States of America and as otherwise provided in the Agreement.


                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                   BORROWERS:

                                   GROUP 1 AUTOMOTIVE, INC.,
                                   a Delaware corporation

                                   By:
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                        ----------------------------------------
                                   Title:   Senior Vice President
                                         ---------------------------------------

                            Courtesy Nissan, Inc., a Texas corporation; Foyt Motors, Inc., a Texas corporation; Bob Howard Automotive-H, Inc., an Oklahoma corporation; Howard Pontiac-GMC, Inc., an Oklahoma corporation; Round Rock Nissan, Inc., a Texas corporation; Mike Smith Autoplaza, Inc., a Texas corporation; Smith, Liu & Kutz, Inc., a Texas corporation; Town North Imports, Inc., a Texas corporation; Town North Nissan, Inc., a Texas corporation; Town North Suzuki, Inc., a Texas corporation; Mike Smith Automotive-N, Inc., a Texas corporation; Mike Smith Autoplex, Inc., a Texas corporation; Mike Smith Autoplex Buick, Inc., a Texas corporation; Mike Smith Autoplex Dodge, Inc., a Texas corporation; Mike Smith Autoplex-German Imports, Inc., a Texas corporation; Mike Smith Autoplex-V, Inc., a Texas corporation; Highland Autoplex, Inc., a Texas corporation; Mike Smith GM, Inc., a Delaware corporation; Mike Smith Motors, Inc., a Texas corporation; Mike Smith Imports, Inc., a Texas corporation; Jim Tidwell Ford, Inc., a Delaware corporation; Mike Smith Automotive-H, Inc., a Delaware corporation; Johns Automotive Group, Inc., a New Mexico corporation; GPI Acquisition-I, Inc., a Texas corporation; Harvey-T, Inc., a Delaware corporation; Harvey Holdings, Inc., a Delaware corporation; Howard-SI, Inc., a Delaware corporation; Howard-DC, Inc., a Delaware corporation; Howard-GM, Inc., a Delaware corporation; McCall-H, Inc., a Texas corporation; McCall-SI, Inc., a Texas corporation; Group 1 Associates, Inc., a Delaware corporation; GPI Atlanta-T, Inc.


                            By:
                               -------------------------------------------------
                            Name:  Scott L. Thompson
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------

                            Group 1 Realty, Inc., a Delaware corporation


                            By:
                               -------------------------------------------------
                            Name: Scott L. Thompson
                                 -----------------------------------------------
                            Title: President
                                  ----------------------------------------------

                            Danvers - DCII, Inc., a Delaware corporation; Danvers - DC, Inc., a Delaware corporation; Danvers
                            - GM, Inc., a Delaware corporation; Danvers - S, Inc., a Delaware corporation; Danvers - SU, Inc., a Delaware corporation; Danvers - T, Inc., a Delaware corporation; Danvers - TL, Inc., a Delaware corporation


                            By:
                               -------------------------------------------------
                            Name:  Scott L. Thompson
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------


                            Maxwell Chrysler, Plymouth, Dodge, Jeep, Eagle, Ltd., a Texas limited partnership; Prestige Chrysler Plymouth South, Ltd., a Texas limited partnership; Prestige Chrysler Plymouth Northwest, Ltd., a Texas limited partnership; Maxwell Ford, Ltd., a Texas limited partnership; Colonial Chrysler-Plymouth, Ltd., a Texas limited partnership; Chaperral Dodge, Ltd., a Texas limited partnership; Lubbock Motors-F, Ltd., a Texas limited partnership; Lubbock Motors-T, Ltd., a Texas limited partnership; Rockwall Automotive-F, Ltd., a Texas limited partnership; Amarillo Motors-C, Ltd., a Texas limited partnership; Amarillo Motors-J, Ltd., a Texas limited partnership; Amarillo Motors-F, Ltd., a Texas limited partnership; GPI, Ltd., a Texas limited partnership; McCall - TL, Ltd., a Texas limited partnership; McCall - HA, Ltd., a Texas limited partnership; McCall - T, Ltd., a Texas limited partnership; Kutz - DC, Ltd., a Texas limited partnership; Lubbock Motors, Ltd., a Texas limited partnership; Maxwell-FII, Ltd., a Texas limited partnership; Lubbock Motors-S, Ltd., a Texas limited partnership, Amarillo Motors-SM, Ltd., Amarillo Motors-SH, Ltd.,


                            By: Group 1 Associates, Inc., a Delaware corporation, as general partner

                                     By:
                                        ----------------------------------------
                                     Name: Scott L. Thompson
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------

                            Group 1 Holdings-DC, L.L.C., a Delaware limited liability company; Group 1 Holdings-F, L.L.C., a Delaware limited liability company; Group 1 Holdings-GM, L.L.C., a Delaware limited liability company; Group 1 Holdings-H, L.L.C., a Delaware limited liability company; Group 1 Holdings-N, L.L.C., a Delaware limited liability company; Group 1 Holdings-S, L.L.C., a Delaware limited liability company; Group 1 Holdings-T, L.L.C., a Delaware limited liability company

                                         By:       Group 1 Automotive, Inc., a
                                                   Delaware corporation, as sole
                                                   member

                                         By:
                                            ------------------------------------
                                         Name:  Scott L. Thompson
                                              ----------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------

                            Harvey Operations-T, LLC, a Delaware limited liability company

                                         By:       Harvey-T, Inc., a Delaware
                                                   corporation, as sole member

                                         By:
                                            ------------------------------------
                                         Name:  Scott L. Thompson
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


                            Harvey GM, LLC, a Delaware limited liability company; Harvey Ford, LLC, a Delaware limited liability company

                                         By:       Harvey Holdings, Inc., a
                                                   Delaware corporation, as sole
                                                   member

                                         By:
                                            ------------------------------------
                                         Name:  Scott L. Thompson
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


                            IRA Automotive Group, LLC, a Delaware limited liability company

                                         By:       Danvers - T, Inc.,
                                                   a Delaware corporation, as
                                                   sole member

                                  By:
                                     -------------------------------------------
                                  Name:  Scott L. Thompson
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------


                         Bob Howard Dodge, Inc., an Oklahoma corporation; Bob Howard German Imports, Inc., an Oklahoma corporation; Casa Chrysler Plymouth Jeep, Inc., a New Mexico corporation; Group 1 LP Interests-DC, Inc., a Delaware corporation

                         By:      Group 1 Holdings-DC, L.L.C.,
                                  a Delaware limited liability company,

                                  By:      Group 1 Automotive, Inc.,
                                           Delaware corporation, as sole
                                           member

                                  By:
                                     -------------------------------------------
                                  Name:  Scott L. Thompson
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------


                         Koons Ford, Inc., a Florida corporation; Courtesy
                         Ford, Inc., a Florida corporation; Flamingo Ford, Inc., a Florida corporation; Jim Tidwell Ford, Inc., a Delaware corporation; Group 1 LP Interests-F, Inc., a Delaware corporation; Perimeter Ford, Inc., a
                         Delaware corporation; Key Ford, Inc., a Florida corporation

                                  By:       Group 1 Holdings-F, L.L.C.,
                                            a Delaware limited liability
                                            company

                                  By:       Group 1 Automotive, Inc.,
                                            a Delaware corporation, as sole
                                            member

                                  By:
                                     -------------------------------------------
                                  Name:  Scott L. Thompson
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------

                         Bob Howard Automotive-East, Inc., an Oklahoma corporation; Bob Howard Chevrolet, Inc., an
                         Oklahoma corporation; Casa Chevrolet, Inc., a New Mexico corporation; Sunshine Buick Pontiac GMC Truck, Inc., a New Mexico corporation; Luby Chevrolet Co., a Delaware corporation; Group 1 LP Interests-GM, Inc., a Delaware corporation; Shamrock Chevrolet, Inc., a Florida corporation

                         By:      Group 1 Holdings-GM, L.L.C.,
                                  a Delaware limited liability company

                                  By:       Group 1 Automotive, Inc.,
                                            a Delaware corporation, as sole
                                            member

                                  By:
                                     -------------------------------------------
                                  Name:  Scott L. Thompson
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------


                         Bob Howard Nissan, Inc., an Oklahoma corporation; Group 1 LP Interests-N, Inc., a Delaware corporation

                         By:      Group 1 Holdings-N, L.L.C.,
                                  a Delaware limited liability company

                                  By:       Group 1 Automotive, Inc.,
                                            a Delaware corporation, as sole
                                            member

                                  By:
                                     -------------------------------------------
                                  Name:  Scott L. Thompson
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------


                         Bob Howard Motors, Inc., an Oklahoma corporation; Group 1 LP Interests-T, Inc., a Delaware corporation

                         By:      Group 1 Holdings-T, L.L.C.,
                                  a Delaware limited liability company

                                  By:       Group 1 Automotive, Inc.,
                                            a Delaware corporation, as sole
                                            member

                                  By:
                                     -------------------------------------------
                                  Name:  Scott L. Thompson
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------

                         Group 1 LP Interests-H, Inc., a Delaware corporation; Group 1 LP Interests-S, Inc., a Delaware corporation

                                  By:
                                     -------------------------------------------
                                  Name:  Mathew J. Baer
                                       -----------------------------------------
                                  Title: President
                                        ----------------------------------------


                         Delaware Acquisition-DC, L.L.C.,
                         A Delaware limited liability company

                                  By:       Group 1 LP Interests-DC,
                                            Inc., a Delaware corporation

                                  By:
                                     -------------------------------------------
                                  Name:  Mathew J. Baer
                                       -----------------------------------------
                                  Title: President
                                        ----------------------------------------


                         Delaware Acquisition-GM, L.L.C., a
                         Delaware limited liability company

                                  By:       Group 1 Interests-GM, Inc.,
                                            a Delaware corporation

                                  By:
                                     -------------------------------------------
                                  Name:  Mathew J. Baer
                                       -----------------------------------------
                                  Title: President
                                        ----------------------------------------


                         Delaware Acquisition-T, L.L.C., a
                         Delaware limited liability company

                                  By:       Group 1 LP Interests-T, Inc.,
                                            a Delaware corporation

                                  By:
                                     -------------------------------------------
                                  Name:  Mathew J. Baer
                                       -----------------------------------------
                                  Title: President
                                        ----------------------------------------

                         Delaware Acquisition-F, L.L.C., a Delaware limited liability company

                                  By:       Group 1 LP Interests-F, Inc.,
                                            a Delaware corporation

                                  By:
                                     -------------------------------------------
                                  Name:  Mathew J. Baer
                                       -----------------------------------------
                                  Title: President
                                        ----------------------------------------


                         AGENT AND ISSUING BANK:

                         THE CHASE MANHATTAN BANK

                         By:
                            ----------------------------------------------------
                         Name:  James R. Dolphin
                              --------------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------------

                         FLOOR PLAN AGENT AND SWING LINE BANK:
                         COMERICA BANK

                         By:
                            ----------------------------------------------------
                         Name:  Joseph A. Moran
                              --------------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------------

                         LENDERS:

                         AMARILLO NATIONAL BANK

                         By:
                            ----------------------------------------------------
                         Name: R. Wesley Savage
                              --------------------------------------------------
                         Title: Executive Vice President
                               -------------------------------------------------

                         Address:        P. O. Box 1
                                         Amarillo, Texas 79105

                         Telecopy No.:   (806) 378-8395

                         BMW FINANCIAL SERVICES N.A., INC.

                         By:
                            ------------------------------------------
                         Name:  James A. Janson
                              ----------------------------------------
                         Title: Manager, Retailer Commercial Finance
                               ---------------------------------------


                         Address:           5515 Parkcenter Circle
                                            Dublin, OH 43017

                         Telecopy No.:      (800) 362-4269


                         BANK OF AMERICA, N.A.

                         By:
                            ------------------------------------------
                         Name:  Bruce Clay
                              ----------------------------------------
                         Title: Senior Vice President
                               ---------------------------------------

                         Address:           110 Cypress Station Drive,
                                            Suite 200
                                            Houston, TX  77090

                         Telecopy No.:      (281) 537-3246


                         BANK OF OKLAHOMA, N.A.

                         By:
                            ------------------------------------------
                         Name:  Laura Christofferson
                              ----------------------------------------
                         Title: Senior Vice President
                               ---------------------------------------

                         Address:           201 Robert S. Kerr
                                            Oklahoma City, OK  73102

                         Telecopy No.:      (405) 272-2588


                         BANK ONE TEXAS, N.A.

                         By:
                            ------------------------------------------
                         Name:  Jeffrey D. Edge
                              ----------------------------------------
                         Title: Vice President
                               ---------------------------------------

                         Address:           1424 East North Belt,
                                            Suite 100
                                            Houston, TX  77032

                         Telecopy No.:      (281) 985-2931

                                       THE CHASE MANHATTAN BANK

                                       By:
                                          --------------------------------------
                                       Name:  James R. Dolphin
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                                       Address:       712 Main Street
                                                      5-CBBE-78
                                                      Houston, TX  77002

                                       Telecopy No.:  (713) 216-6004


                                       CHRYSLER FINANCIAL COMPANY, L.L.C.

                                       By:
                                          --------------------------------------
                                       Name: Devon Cohen
                                            ------------------------------------
                                       Title: Vice President/General Manager
                                             -----------------------------------

                                       Address:       Dealer Credit Department
                                                      27777 Franklin Road
                                                      Southfield, MI  48034

                                       Telecopy No.:  (248) 948-3838

                                       COMERICA BANK

                                       By:
                                          --------------------------------------
                                       Name:  Joseph A. Moran
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                                       Address:       411 West Lafayette
                                                      MC3517, 8th Floor
                                                      Detroit, MI  48226

                                       Telecopy No.:  (313) 222-7284

                                       FORD MOTOR CREDIT COMPANY

                                       By:
                                          --------------------------------------
                                       Name:  William C. Van Horn
                                             -----------------------------------
                                       Title: Major Accounts Executive
                                              ----------------------------------

                                       Address:       The American Road
                                                      Dearborn, MI  48121

                                       Telecopy No.:  (313) 390-5459


                                       MERCEDES BENZ CREDIT CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address:       600 Embassy Row
                                                      Suite 160
                                                      Atlanta, GA  30328

                                       Telecopy No.:  (800) 837-7272


                                       NORWEST BANK MINNESOTA, N.A.

                                       By:
                                          --------------------------------------
                                       Name: Brent Fossey
                                            ------------------------------------
                                       Title: Vice President, Auto Finance Group
                                             -----------------------------------

                                       Address:       55 East Fifth Street
                                                      St. Paul, MN  55101-2304

                                       Telecopy No.:  (651) 205-8496


                                       TOYOTA MOTOR CREDIT CORPORATION

                                       By:
                                          --------------------------------------
                                       Name: Joseph Steib
                                            ------------------------------------
                                       Title: National Dealer Credit Manager
                                             -----------------------------------

                                       Address:       19001 South Western Avenue
                                                      Torrance, CA  90509-2958

                                       Telecopy No.:  (800) 643-9811

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address:       10800 N.E. 8th Street
                                                      Suite 900
                                                      Bellevue, WA  98004

                                       Telecopy No.:  (425) 450-5762


                                       WORLD OMNI FINANCIAL CORP.

                                       By:
                                          --------------------------------------
                                       Name: Bruce Wohlleb
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       Address:       120 NW 12th Avenue
                                                      Deerfield Beach,  FL 33442

                                       Telecopy No.:  (954) 420-3301


                                       CHASE AUTO FINANCE

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address:       900 Stewart Avenue, First
                                                      Floor
                                                      Garden City, NY  11530

                                       Telecopy No.:  (516) 745-4558


                                       SOVEREIGN BANK

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address:       75 State Street
                                                      Boston, MA  02109

                                       Telecopy No.:  (617) 757-5582

                                   SCHEDULE 1
                              BANKS AND COMMITMENTS



                                              ACQUISITION        FLOOR PLAN
                                                  LOAN              LOAN              TOTAL
BANK                                           COMMITMENT        COMMITMENT         COMMITMENTS
----------------------------------           --------------     -------------     ---------------
The Chase Manhattan Bank                          8,800,000        31,200,000          40,000,000
Comerica Bank                                    14,300,000        50,700,000          65,000,000
Ford Motor Credit Company                        44,000,000       156,000,000         200,000,000
Bank of America, N.A.                            13,200,000        46,800,000          60,000,000
Bank One Texas, N.A.                             12,100,000        42,900,000          55,000,000
World Omni Financial Corp.                       19,800,000        70,200,000          90,000,000
U.S. Bank National Association                   11,000,000        39,000,000          50,000,000
Toyota Motor Credit Corporation                  22,000,000        78,000,000         100,000,000
Bank of Oklahoma, N.A.                            3,300,000        11,700,000          15,000,000
BMW Financial Services, N.A., Inc.                2,200,000         7,800,000          10,000,000
Chrysler Financial Company, L.L.C.               22,000,000        78,000,000         100,000,000
Amarillo National Bank                            2,200,000         7,800,000          10,000,000
Norwest Bank Minnesota, N.A.                      4,400,000        15,600,000          20,000,000
Mercedes Benz Credit Corporation                  4,400,000        15,600,000          20,000,000
Sovereign Bank                                   12,100,000        42,900,000          55,000,000
Chase Auto Finance                                2,200,000         7,800,000          10,000,000
                                             --------------     -------------     ---------------
                             TOTAL           $  198,000,000     $ 702,000,000     $   900,000,000
                                             ==============     =============     ===============


                                   SCHEDULE I